UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 22, 2009

                                 VALCOM, INC.
            (Exact name of registrant as specified in its charter)



          DELAWARE                     000-28416                58-1700840
------------------------------   ----------------------     -----------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
    OF INCORPORATION OR                                  (IDENTIFICATION NO.)
       ORGANIZATION)



              2113A GULF BOULEVARD, INDIAN ROCKS BEACH, FL 33785
              ---------------------------------------------------
             (Address of principal executive offices and zip code)

                                (727) 953-9778
              --------------------------------------------------
             (Registrant's telephone number, including area code)



                                  Copies to:

                            Joseph L. Pittera, Esq.
                      Law Offices of Joseph L. Pittera
                           2214 Torrance Boulevard, Suite 101
                           Torrance, California 90501
                             Phone: (310) 328-3588
                              Fax: (310) 328-3063



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 22, 2009, Valcom, Inc. (the "Company") and His Highness M.N. Al Sheikh entered into an Agreement to make him a shareholder in the Company. His Highness introduced the Company to Thrassou Capital, in which he is a majority shareholder. Thrassou Capital will provide Valcom with a $2,000,000 convertible note at 6% interest and a strike price of $1.50 per share. The Agreement is to last three years. His Highness will also work to introduce Valcom to global citizens and high wealth investors throughout the world. This agreement will make His Highness M.N. Al Sheikh, the largest shareholder in Valcom, with a commitment of taking up to 20 million shares of the Company treasury. The Company has also offered an option to Thrassou Capital, to purchase a further 5,000,000 common shares at a strike price of $0.25 per share for a period of 5 years, which would cause His Highness M.N. Al Sheikh to be the beneficial owner of 25% of the Company's common stock on a fully-diluted basis for an aggregate purchase price of $2,000,0000 (the
"Transaction"). Pursuant to the terms of the Agreement, the Transaction is able to occur in multiple tranches.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended, for the private placement of the above-referenced securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors, the investors had access to information about us and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS.

Not applicable.

(B)  PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C)  EXHIBITS.

EXHIBIT NUMBER DESCRIPTION
None

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valcom, Inc.

By: /s/ Vince Vellardita
-------------------------
Vince Vellardita
Chief Executive Officer


Date: December 21, 2009